SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   F O R M 8-K

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported)     March 2, 2001
                                                         -----------------------


                                NORTH BAY BANCORP
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             (Exact name of registrant as specified in its charter)

         California                  0-31080               68-0434802
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(State or other jurisdiction of    (Commission           (IRS Employer
        incorporation)             File Number)         Identification No.)

  1500 Soscol Avenue, Napa, California                   94559-3045
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 (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code   (707) 257-8585
                                                  ------------------------------

                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5. Other  Events.  Earnings  Release.  On March 2, 2001,  North Bay Bancorp
issued a press release announcing its earnings for the year ended December 31, 2000. A copy of the press release is attached to this Current Report as Exhibit
99.1 and incorporated into this report by reference.


             Item 7.  Financial Statements and Exhibits.

         (b)      Exhibits

         99.1 Press release announcing earnings for year ended December 31, 2000.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 2, 2001            NORTH BAY BANCORP



                               /s/ Terry L. Robinson
                               -------------------------------------------------

                               By: Terry L. Robinson, President and Chief
                               Executive Officer (Principal Executive Officer)